SEGMENT INFORMATION
                       TECHNE CORPORATION AND SUBISIDARIES
                     (in thousands of $'s, except per share data)

	                                               Increase (Decrease)
                             Fiscal 2007               From Fiscal 2006
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter    YTD
                    ------- ------- ------- -------- ------- -------  -------
Sales                52,351  52,509 104,860   100%     4,642   4,480    9,122
Cost of sales        11,237  10,714  21,951    21%       141      19      160
                     ------  ------ -------  -------  ------  ------   ------
Gross margin         41,114  41,795  82,909    79%     4,501   4,461    8,962

Gross margin
 percentage           78.5%   79.6%   79.1%

SG&A expense          7,067   8,830  15,897    15%       613     850    1,463
R&D expense           4,855   5,044   9,899     9%       138     470      608
Amortization expense    403     404     807     1%       (89)    (88)    (177)
Interest expense        268     815   1,083     1%        45     577      622
Interest income      (1,676) (1,956) (3,632)   (3%)     (702)   (826)  (1,528)
Other non-operating
  ex., net              485     428     913     1%       274     147      421
                     ------  ------ -------  -------  ------  ------   ------
                     11,402  13,565  24,967    24%       279   1,130    1,409
                     ------  ------ -------  -------  ------  ------   ------
Earnings before
 income taxes        29,712  28,230  57,942    55%     4,222   3,331    7,553
Income taxes         10,081   9,567  19,648    18%     1,592   1,182    2,774
                     ------  ------ -------  -------  ------  ------   ------
                     19,631  18,663  38,294    37%     2,630   2,149    4,779
                     ======  ====== =======  =======  ======  ======   ======

Diluted earnings
 per share             0.50    0.47    0.97
Weighted average
 diluted shares
 outstanding         39,469  39,511  39,483




                                  BIOTECHNOLOGY  (1)
                                 (in thousands of $'s)

	                                                Increase (Decrease)
                            Fiscal 2007                  From Fiscal 2006
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter    YTD
                    ------- ------- ------- -------- ------- -------  -------
Sales                41,621  40,073  81,694    100%    4,022   2,376    6,398
Intersegment sales   (5,699) (6,647)(12,346)            (400)    (92)    (492)
                     ------  ------ -------  -------  ------  ------   ------
                     35,922  33,426  69,348            3,622   2,284    5,906

Cost of sales         8,482   7,683  16,165     20%       12    (464)    (452)
Intersegment sales   (5,524) (6,435)(11,959)            (201)   (295)    (496)
                     ------  ------ -------  -------  ------  ------   ------
                      2,958   1,248   4,206             (189)   (759)    (948)

Gross margin         32,964  32,178  65,142     80%    3,811   3,043    6,854

Gross margin
 percentage           79.6%   80.8%   80.2%

SG&A expense          4,013   4,664   8,677     11%      374     470      844
R&D expense           4,675   4,854   9,529     12%      143     450      593
Amortization expense    403     404     807      1%      (89)    (88)    (177)
Interest, net          (595)   (722) (1,317)    (2%)    (327)   (349)    (676)
                     ------  ------ -------  -------  ------  ------   ------
                      8,496   9,200  17,696     22%      101     483      584
                     ------  ------ -------  -------  ------  ------   ------
Pretax result        24,468  22,978  47,446     58%    3,710   2,560    6,270
                     ======  ====== =======  =======  ======  ======   ======

(1) Includes R&D Systems' Biotechnology Division, Fortron Bio
Science, Inc., and BiosPacific, Inc.


                             R&D SYSTEMS EUROPE
                       (in thousands of British pounds)

	                                               Increase (Decrease)
                              Fiscal 2007               From Fiscal 2006
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter    YTD
                    ------- ------- ------- -------- ------- -------  -------
Sales                 6,870   7,851  14,721    100%      180     322      502
Cost of sales         3,285   3,766   7,051     48%       (7)      1       (6)
                     ------  ------ -------  -------  ------  ------   ------
Gross margin          3,585   4,085   7,670     52%      187     321      508

Gross margin
 percentage           52.2%   52.0%   52.1%

SG&A expense          1,074   1,236   2,310     16%       70      51      121
Interest income        (410)   (480)   (890)    (6%)     (84)   (151)    (235)
Exchange loss/(gain)     78     (64)     14      --       63     (90)     (27)
                     ------  ------ -------  -------  ------  ------   ------
                        742     692   1,434     10%       49    (190)    (141)
                     ------  ------ -------  -------  ------  ------   ------
Pretax result         2,843   3,393   6,236     42%      138     511      649
                     ======  ====== =======  =======  ======  ======   ======




                               R&D SYSTEMS EUROPE
                              (in thousands of $'s)

	                                               Increase (Decrease)
                              Fiscal 2007               From Fiscal 2006
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter     YTD
                    ------- ------- ------- -------- ------- -------  -------
Sales                12,927  15,257  28,184    100%    1,052   2,151    3,203
Cost of sales         6,181   7,319  13,500     48%      337     765    1,102
                     ------  ------ -------  -------  ------  ------   ------
Gross margin          6,746   7,938  14,684     52%      715   1,386    2,101

Gross margin
 percentage           52.2%   52.0%   52.1%

SG&A expense          2,020   2,405   4,425     16%      238     346      584
Interest income        (771)   (933) (1,704)    (6%)    (192)   (361)    (553)
Exchange loss           147    (126)     21      --      119    (172)     (53)
                     ------  ------ -------  -------  ------  ------   ------
                      1,396   1,346   2,742     10%      165    (187)     (22)
                     ------  ------ -------  -------  ------  ------   ------
Pretax result         5,350   6,592  11,942     42%      550   1,573    2,123
                     ======  ====== =======  =======  ======  ======   ======



                                    HEMATOLOGY
                              (in thousands of $'s)

   	                                                Increase (Decrease)
                               Fiscal 2007               From Fiscal 2006
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter     YTD
                    ------- ------- ------- -------- ------- -------  -------
Sales                 3,502   3,826   7,328   100%       (32)     45       13
Cost of sales         2,098   2,147   4,245    58%        (7)     13        6
                    ------- ------- ------- -------- ------- -------  -------
Gross margin          1,404   1,679   3,083    42%       (25)     32        7

Gross margin
 percentage           40.1%   43.9%   42.1%

SG&A expense            398     439     837    11%        14      15       29
R&D expense             180     190     370     5%        (5)     20       15
Interest, net           (81)    (95)   (176)   (2%)      (44)    (45)     (89)
                    ------- ------- ------- -------- ------- -------  -------
                        497     534   1,031    14%       (35)    (10)     (45)
                    ------- ------- ------- -------- ------- -------  -------
Pretax result           907   1,145   2,052    28%        10      42       52
                     ======  ====== =======  =======  ======  ======   ======


                              CORPORATE AND OTHER (2)
                               (in thousands of $'s)

	                                             Increase (Decrease)
                                Fiscal 2007            From Fiscal 2006
                          ----------------------- -----------------------
                           First  Second           First  Second
                          Quarter Quarter   YTD   Quarter Quarter   YTD
                          ------- ------- ------- ------- ------- -------
Interest income               229     206     435     139      71     210
Rental income                 299     241     540     (43)    (96)   (139)
                          ------- ------- ------- ------- ------- -------
                              528     447     975      96     (25)     71

SG&A expense                  636   1,322   1,958     (13)     19       6
Interest expense              268     815   1,083      45     577     622
Other-Building expenses       510     549   1,059      67      59     126
Other-Hemerus losses          127     123     250      45      41      86
Other-Nephromics losses        --     123     123      --     123     123
                          ------- ------- ------- ------- ------- -------
                            1,541   2,932   4,473     144     819     963
                          ------- ------- ------- ------- ------- -------
Pretax result              (1,013) (2,485) (3,498)    (48)   (844)   (892)
                          ======= ======= ======= ======= ======= =======


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.